AMENDMENT NUMBER THREE
				TO THE
		TEREX CORPORATION AND AFFILIATES'
		401(K) RETIREMENT SAVINGS PLAN


WHEREAS, the Terex Corporation and Affiliates' 401(k) Retirement Savings Plan (the "Plan") was amended and restated effective April 1, 1995; and

WHEREAS, Terex Corporation has determined the Plan should be amended to modify the schedule of matching contributions and to permit Plan participants to invest in securities of Terex Corporation.

NOW, THEREFORE, the Plan is hereby amended, effective January 1, 1996, as follows:

	1.	The definition of Valuation Date set forth in Article 2
	of the Plan is deleted in its entirety and the following substituted therefor:

		"Valuation Date" for Investment Funds offered by the Insurance Company shall mean each business day of the Insurance Company during the Plan Year. For Investment Funds not offered by the Insurance Company, Valuation Date shall mean such times during the Plan Year as designated by the Administrative Committee.

	2.	Section 6.05 of the Plan is amended by adding the following
	as the last paragraph:

		The Administrative Committee shall have the authority to offer an Investment Fund which may invest up to one hundred percent (100%) of the fair market value of its assets in "qualifying employer securities" as that term is defined in ERISA.

	3.	Section 5.02 of Appendix I of the Plan is deleted in its
	entirety and the following substituted therefor:

		Section 5.02.  Matching Contributions.  Pursuant to
		Section 5.02 of the Plan, this Appendix specifies that, with respect to Elective Contributions and Voluntary Contributions that are made for any pay period beginning on or after January 1, 1996, the Company shall contribute Basic Matching Contributions to the Trust, for the benefit of each Participant covered by this Appendix, in an amount equal to fifty percent (50%) of the sum of Elective Contributions and Voluntary Contributions for any Plan Year provided, however, that: (I) such Participant has elected to make Elective Contributions and/or Voluntary Contributions for any Plan Year equal to at least one percent (1%) of his Compensation; and (ii) the Basic Matching Contributions which the Company makes on behalf of any such Participant for any Plan Year shall not exceed three percent (3%) of his Compensation for such Plan Year.

		Any Basic Matching Contributions which the Company makes for any Plan Year on behalf of a Participant covered by this Appendix shall be contributed to the Trust and credited to the Participant's Basic Matching Contribution Account and invested in such Investment Funds as designated by the Administrative Committee.

		In addition, pursuant to Section 5.02 of the Plan, this Appendix further specifies that if the Company determines that Supplemental Matching Contributions shall be made on behalf of certain Participants covered by this Appendix, then the President of the Company shall have the authority to amend this Appendix to specify the Participants eligible to receive Supplemental Matching Contributions, the rate(s) of such Contributions, and any limitations on the total amount of such Contributions.

	4.	Section 5.02 of Appendix II of the Plan is deleted in its
	entirety and the following substituted therefor:

		Section 5.02.  Matching Contributions.  Pursuant to
		Section 5.02 of the Plan, this Appendix specifies that, with respect to Elective Contributions and Voluntary Contributions that are made for any pay period beginning on or after January 1, 1996, CHMC shall contribute Basic Matching Contributions to the Trust, for the benefit of each Participant covered by this Appendix, in an amount equal to fifty percent (50%) of the sum of Elective Contributions and Voluntary Contributions for any Plan Year provided, however, that: (I) such Participant has elected to make Elective Contributions and/or Voluntary Contributions for any Plan Year equal to at least one percent (1%) of his Compensation; and (ii) the Basic Matching Contributions which CHMC makes on behalf of any such Participant for any Plan Year shall not exceed three percent (3%) of his Compensation for such Plan Year.

		Any Basic Matching Contributions which CHMC makes for any Plan Year on behalf of a Participant covered by this Appendix shall be contributed to the Trust and credited to the Participant's Basic Matching Contribution Account.

		In addition, pursuant to Section 5.02 of the Plan, this Appendix further specifies that if CHMC determines that Supplemental Matching Contributions shall be made on behalf of certain Participants covered by this Appendix, then the President of Terex Corporation shall have the authority to amend this Appendix to specify the Participants eligible to receive Supplemental Matching Contributions, the rate(s) of such Contributions, and any limitations on the total amount of such Contributions.

		Matching Contributions made under this Section 5.02 may be made in cash or in "qualifying employer securities" as that term is defined in ERISA.

	5.	Section 9.01 of the Plan is deleted in its entirety and the
	following substituted therefor:

		Distributions to a Participant or Beneficiary from this Trust shall be paid in cash in a single payment. However, a Participant who invests his Account with an Investment Fund which invest in common stock of Terex Corporation may elect to receive an in-kind distribution from such Fund.

	6.	Section 10.05 of the Plan is deleted in its entirety and
	the following substituted therefor:

		A withdrawal paid pursuant to this Article will first be paid proportionately from all Investment Funds offered by the Insurance Company to which the Participant's Accounts are allocated, and then from an Investment Fund which invests in common stock of Terex Corporation.

	7.	Section 10.07 of the Plan is deleted in its entirety and
	the following substituted therefor:

		Distributions to a Participant or Beneficiary from the Trust shall be paid in cash in a single payment. However, a Participant who invests his Account with an Investment Fund which invests in common stock of Terex Corporation may elect to receive an in-kind distribution from such Fund.

	8.	Section 11.10 of the Plan is deleted in its entirety and
	the following substituted therefor:

		Participant loans shall first be made from all Investment Funds offered by the Insurance Company in the following order:

		(a)	Loans shall first be made from a Participant's
		Elective Contributions Account;

		(b)	To the extent necessary, loans shall then be made
		from a Participant's Rollover Account;

		(c)	To the extent necessary, loans shall then be made
		from Participant's Matching Contribution Account;

		(d)	To the extent necessary, loans shall then be made
		from Participant's Profit Sharing Contribution Account; and

		(e)	To the extent necessary, loans shall then be made
		from Participant's Voluntary Contribution Account.

			Participant loans shall lastly be made from an
		Investment Fund which invests in commons stock of Terex Corporation.

					TEREX CORPORATION


					By: Ronald M. DeFeo

					Date: February 14, 1996